1933 Act File No. 33-33225
                                                      1940 Act File No. 811-6033


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                              Amendment No. 12                     [X]


                             LORD ABBETT EQUITY FUND
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                       Lawrence H. Kaplan, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check  appropriate box)

__X__   immediately upon filing pursuant to paragraph (b)

_____   on (date) pursuant to paragraph (b)

_____   60 days after filing pursuant to paragraph (a) (1)

_____   on (date) pursuant to paragraph (a) (1)

_____   75 days after filing pursuant to paragraph (a) (2)

_____   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LORD ABBETT EQUITY FUND


PROSPECTUS
                  October 1, 1999



As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.


                                TABLE OF CONTENTS


                                    The Fund
                                                                           Page
What you should know                   Goal/Strategy                         3
         about the fund                Main Risks                            3


                                 Your Investment

Information for managing               Redemptions                           4
         your fund account             Distributions and Taxes               5
                                       Services for Fund Investors           6
                                       Service Fees                          6
                                       Management                            7


                              For More Information

How to learn more                      Other Investment Techniques           7
         about the fund                Back Cover                            9

GOAL/STRATEGY

The fund seeks long-term growth of capital and income without excessive fluctuations in market value.

Typically, in choosing stocks, we look for companies using a three-step process:

We perform QUANTITATIVE RESEARCH on a universe of large, seasoned, U.S. and multinational companies to identify which stocks we believe represent the best bargains.

We conduct FUNDAMENTAL RESEARCH to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

We use BUSINESS CYCLE ANALYSIS to assess the economic and interest-rate sensitivity of our portfolio, helping us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

The fund is intended for long-term investors who may redeem fund shares to meet their own financial requirements rather than to take advantage of price fluctuations. We believe the needs of such investors may be best served by an investment which exhibits growth, characterized by as few excessive fluctuations in market value as possible. For this reason, the fund tries to hold securities which are selling at reasonable prices in relation to value and may forgo some opportunities for gains when, in its judgment, they are too risky. The fund's emphasis on large, seasoned-company bargain stocks could potentially limit its downside risk because bargain stocks in theory are already underpriced and large, seasoned-company stocks tend to be less volatile than small-company stocks.

Although there can be no assurance that the fund will achieve its investment objective, Financial Security Assurance Inc. ("Financial Security") has agreed to guarantee that the net asset value of each fund share purchased in the initial offering of the fund's shares in 1990 will not be less than $10 on May 31, 2000 (the "Guarantee Date"), provided that all dividends and distributions attributable to such share since the date of the initial offering have been reinvested and certain other conditions have been satisfied. All fund shares outstanding after the Guarantee Date will be subject to the market risk inherent in equity funds, and shareholders redeeming before that date will lose the benefit of the guarantee for those shares redeemed.

Under normal circumstances, at least 65% of the fund's net assets will be invested in equity securities. Under Financial Security's investment guidelines, however, due to market conditions, the fund may be required to invest more than 35% of its net assets in U.S. Government Securities, although this is not expected to be the norm. Under Financial Security's insurance investment guidelines, and for temporary defensive purposes, the fund may invest some of its assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they fluctuate in price. This will cause the value of your investment in the fund to go up and down. The fund's performance may sometimes be lower or higher than that of other types of funds (particularly those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. As a result, there is the risk that the fund's investments may never reach what we think are their full value, or may go down in value. In the long run, the fund may produce more modest gains than riskier stock funds.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program.

--------------------------------------------------------------------------------
We or the fund refers to the Lord Abbett Equity Fund. The fund operates under the supervision of its Board with the advice of Lord, Abbett & Co., its investment manager.

About the fund. The fund is a professionally managed portfolio of securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results. Large companies are established companies that are "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Small companies are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large-company stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.
--------------------------------------------------------------------------------

REDEMPTIONS

By Broker. Call your investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell. Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

An Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an Eligible Guarantor.

Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier. A redemption (other than an immediate redemption of shares issued in payment of a dividend or distribution) is a taxable transaction in which gain or loss may be recognized.

Pricing of Fund Shares. The fund values its portfolio securities at market value, on the basis of market quotations where readily available or, where such quotations are not readily available, at fair market value as determined in good faith in a manner prescribed by the Board of Trustees. Securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or where there has been no sale on that day, at the mean between the last reported bid and asked prices. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices.

The fund calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. In addition to Saturdays and Sundays, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Redemptions of fund shares are executed at the net asset value per share next determined after the fund receives your order in proper form.

DISTRIBUTIONS AND TAXES

The fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized. The Equity Fund expects to pay its net investment income annually in December (on or after the 20th day of December). Supplemental dividends from taxable net investment income may also be paid thereafter in January. If a capital gain distribution is declared, it will be paid in December with the regular distribution of net investment income, and may be made thereafter as a supplemental distribution in January. The fund intends to pay all dividends and distributions in the form of additional shares and employ reverse stock splits which will maintain the original number of shares purchased, assuming no shares are redeemed. If this is done, shareholders will be advised in the fund's annual report or otherwise in advance of the anticipated record and payment dates of such dividends and distributions, and any shareholder desiring to receive the amount of that dividend or distribution in cash should so notify DST, the fund's servicing agent, at least 30 days prior to the record date and follow the procedures for redemptions described under "Redemptions." In this event, the shares issued as the dividend or distribution will be immediately redeemed and the shareholder will be treated for federal income tax purposes as having received the dividend or distribution in cash. The dividend or distribution will be taxable to the shareholder, however, whether or not the shareholder elects to redeem in this manner. A shareholder redeeming shares will own fewer Guaranteed Shares and so will lose the benefit of the Financial Security guarantee to that extent.

The tax status of any distribution is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

Federal Taxability Of Distributions

Type of           Tax rate for           Tax rate for
distribution      15% bracket            28% bracket and above

Income            Ordinary Income        Ordinary Income
dividends         Rate                   Rate

Short-term        Ordinary Income        Ordinary Income
capital gains     Rate                   Rate
Long-term
capital gains     10%                    20%

Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


SERVICES FOR FUND INVESTORS

The fund offers the following shareholder services as more fully described in the Statement of Additional Information. Explanations and forms are available from your dealer or from Lord Abbett.

Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of the fund for shares of any other Lord Abbett managed fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging. Investors should be aware that until the Guarantee Date (May 31, 2000), a shareholder who exchanges fund shares for shares of other Lord Abbett managed funds will lose the guaranteed return of $10 per Guaranteed Share as described above. In addition, a shareholder who makes such an exchange will not be permitted to reacquire fund shares prior to the Guarantee Date.

Expedited exchanges by telephone may be difficult to implement in times of drastic economic market changes. The exchange privilege should not be used to take advantage of short-term swings in the market. No fees are charged for this privilege. The fund reserves the right to terminate or limit the exchange privilege of any shareholder. The fund can revoke the privilege for all shareholders upon 60 days' prior notice.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

--------------------------------------------------------------------------------

Taxes on Transactions. The chart at the left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Telephone Transactions.
You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange  Limitations.
Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusind the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Important Information. You may be subject to penalties under the Internal Revenue Code if you have not provided a correct taxpayer identification number (Social Security Number for individuals) or made certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.
--------------------------------------------------------------------------------

Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the fund and any Eligible Fund. The fund offered in its initial offering 75,000 shares at the maximum offering price of $10 per share, which included an investment at net asset value of $9.45 and a sales charge of $.55 per share. There were sales charge reductions on larger orders. The offering of these shares ended on May 23, 1990 and shares will not be offered again publicly until after May 31, 2000. Lord Abbett reserves the right to withdraw, cancel or modify this offering without notice and to refuse any order in whole or in part.

     Financial Security guarantees that the net asset value of each initially purchased share will not be less than $10 on May 31, 2000, provided all dividends and distributions attributable to that share are reinvested. The fund intends to pay all dividends and distributions in shares and employ reverse stock splits which will maintain the original number of shares purchased, assuming no shares are redeemed. All dividends and capital gains distributions will be taxable to shareholders.

     The claims-paying ability of Financial Security, a New York stock insurance company, is rated in the highest category by five major statistical rating organizations, including Standard & Poor's Corporation (AAA) and Moody's Investors Service, Inc. (Aaa). The fund is not appropriate for investors who want cash dividends or cash distributions because they will not obtain the full benefit of the guarantee. Prudential Mutual Fund Management, Inc. monitors for a fee the fund's compliance with Financial Security's insurance investment guidelines. The fund will not sell shares after the Subscription Period and prior to the Guarantee Date. It is contemplated that all dividends and distributions will be paid in additional shares unless shareholders elect otherwise.


SERVICE FEES

The fund has adopted a Rule 12b-1 Plan providing for the payment to dealers of a distribution service fee at the annual rate of .25% of average daily net assets of shares of the fund issued during the initial offering and of any shares attributable to the reinvestment of dividends and distributions on those shares. Although these fees are paid by the fund to Lord Abbett, Lord Abbett will disburse all the fees to dealers - no part of the fees will be retained by Lord Abbett. The principal purpose of the Plan is to provide continuous service to shareholders, such as answering shareholder inquiries, maintaining records and advising shareholders with respect to redemptions, transfers, and exchanges, and to assist the fund in soliciting proxies for any shareholder meetings. 12b-1 fees are payable regardless of expenses.


MANAGEMENT

The fund's investment adviser is Lord, Abbett & Co. ("Lord Abbett"), 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $32 billion in more than 40 mutual fund portfolios and other advisory accounts.

     Under the Management Agreement, the fund pays Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .65 of 1%. For the fiscal year ended May 31, 1999, the fee paid to Lord Abbett was at the annual rate of .65 of 1%. The fund pays all expenses not expressly assumed by Lord Abbett.

     Pursuant to a separate agreement entered into between Lord Abbett and Financial Security, Lord Abbett has agreed, subject to certain terms and conditions, to waive a portion of its fee under the Management Agreement during those periods, if any, in which the fund is not in compliance with Financial Security's insurance investment guidelines. The fund is not a party to this separate agreement, which may be amended at any time without the fund's consent.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Robert G. Morris heads the team, the other senior member of which is John J. Walsh. Both Mr. Morris and Mr. Walsh are Partners of Lord Abbett and have been with the company for more than five years.

     The services provided to the fund and its shareholders by Lord Abbett, Lord Abbett Distributor LLC, the fund's transfer agent and the fund's custodian depend on the proper functioning of their computer systems and those of their outside service providers. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000. Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.

OTHER INVESTMENT TECHNIQUES

This section describes some of the investment techniques that might be used by the fund and their risks.

ADJUSTING INVESTMENT EXPOSURE. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The fund may use these transactions to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

FOREIGN SECURITIES. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when an underlying fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices. The fund may invest up to 10% of its net assets at the time of investment in foreign securities. However, this limitation does not apply to American Depository Receipts.

OPTIONS TRANSACTIONS. The fund may only sell (write) covered call options. This means that the fund may only sell the call options on securities which the fund owns. A call option on securities gives the buyer, in return for a premium paid, the right for a specified period of time to buy the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the buyer upon receipt of the exercise price. When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. The fund may write only covered put options to the extent that cover for such options does not exceed 10% of the fund's gross assets at the time an option is written.

PORTFOLIO SECURITIES LENDING. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities if the borrower defaults. The fund will limit its loans to no more than 5% of its gross assets.

U.S. GOVERNMENT SECURITIES. To create reserve purchasing power, to meet possible redemptions, or to satisfy Financial Security's insurance investment guidelines, the fund may invest in investment grade (BBB/Baa or better) straight (non-convertible) bonds and other long- or short-term debt obligations. Obligations which are not so rated will be purchased only if equivalent to investment grade in the fund's judgment. Under Financial Security's insurance investment guidelines, the fund may be required to invest a portion of its assets in "U.S. Government Securities," or in related securities consisting of obligations fully collateralized by U.S. Government Securities and of custodial receipts (issued in a program other than the Treasury Department's STRIPS Program) with respect to U.S. Government Securities. U.S. Government Securities consist of zero-coupon bonds or other debt securities that are issued, guaranteed or backed by the full faith and credit of the United States Government or its agencies or instrumentalities. Custodial receipts evidencing ownership of parts of U.S. Government Securities issued in the Treasury Department's STRIPS Program are included within this definition of U.S. Government Securities. Examples of U.S. Government Securities are: 1) Obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills maturing in one year or less. Treasury Notes maturing in one to ten years, and Treasury bonds with maturities of over ten years, and 2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as GNMA certificates, (b) the right of the issuer to borrow from the U.S. Treasury, (c) credit of the instrumentality.

More information on this fund is available free upon request, including the following:


ANNUAL/SEMI-ANNUAL REPORT

         Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

         Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE.  Call the fund at:
800-426-1130

BY MAIL.  Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY  10153-0203

VIA THE INTERNET.
LORD, ABBETT & CO.
http://www.lordabbett.com

Text only versions of the fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Lord Abbett Equity Fund

The General Motors Building
767 Fifth Avenue
New York, NY  10153-0203
SEC file number:  811-6033

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                              OCTOBER 1, 1999

                             LORD ABBETT EQUITY FUND

(INITIAL INVESTMENT INSURED ON MAY 31, 2000)
--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated October 1, 1999.

Lord Abbett Equity Fund (referred to as "we" or the "Fund") was organized as a Massachusetts business trust on January 19, 1990. The Fund has no prior investment history. The Fund's Trustees have authority to create separate series of shares of beneficial interest, without further action by shareholders. To date, the Fund has only one series of shares, the 1990 Series. Although no present plan exists, further series may be added in the future. Unless otherwise stated, use of the word "Fund" hereafter in this Statement of Additional Information will mean the 1990 Series.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. The 1999 Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



            TABLE OF CONTENTS                                 Page

    1.      Investment Policies                               2
    2.      Trustees and Officers                             4
    3.      Financial Assurance Security Inc.                 7
    4.      Investment Advisory and Other Services            10
    5.      Portfolio Transactions                            10
    6.      Redemptions and Shareholder Services              11
    7.      Taxes                                             13
    8.      Further Information About the Fund                14
    9.      Financial Statements                              14

                                       1.
                               INVESTMENT POLICIES

The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

FUNDAMENTAL INVESTMENT RESTRICTIONS. We will not change our fundamental investment objective stated in the Prospectus or the following fundamental investment restrictions without shareholder approval.

The Fund may not: (1) sell short or buy on margin; (2) borrow money unless immediately thereafter it has an asset coverage of at least 400% of all borrowings, except that the assets may be less than 400% of borrowings if reduced because of changes in the value of its investments (the Fund has no present plans to borrow money); (3) engage in the underwriting of securities;
(4) lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the fund has purchased, and through lending its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Fund complies with regulatory requirements and management deems such loans not to expose the Fund to significant risk or adversely affect its qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of the Fund's assets); (5) pledge, mortgage, or hypothecate its assets - however, this provision does not apply to
(a) the grant of escrow receipts or (b) the entry into other similar escrow arrangements arising out of the writing of covered call options; (6) deal in real estate, commodities, or commodity contracts; (7) invest in securities issued by other investment companies as defined in the 1940 Act; (8) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Fund may purchase securities of such issuers through subscription offers or other rights the Fund receives as a security holder of companies offering such subscription or rights, and such purchases will then be limited in the aggregate to 5% of the Fund's net assets at the time of investment; (9) buy securities if the purchase would then cause the Fund to have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations fully collateralized thereby or custodial receipts with respect thereto issued in a program other than the Treasury Department's STRIPS Program), or to own more than 10% of the voting securities of any issuer; (10) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or trustees or by one or more partners of the Fund's underwriter or investment manager if these owners in the aggregate own beneficially more than 5% of such securities; (11) engage in security transactions with the Fund's underwriter or investment manager, with its officers or directors, or with firms (acting as principals) with which any of the foregoing are associated - however, this provision does not apply to the Fund's shares, to securities the Fund may become entitled to by reason of its ownership of securities already held, to transactions on a securities exchange when only the regular exchange commissions and charges are imposed or to transactions in accordance with Rule 17a-7 under the 1940 Act; or (12) concentrate the Fund's investments in any one industry. (Neither U.S. Government Securities as defined in the Prospectus, obligations fully collateralized thereby nor custodial receipts with respect there issued in a program other than the Treasury Department's STRIPS Program shall be considered to represent an industry for this purpose. In addition, the Fund's investment policy of investing in securities which are believed to be selling at reasonable prices in relation to value normally results in diversification among many industries - consistent with this and the insurance investment guidelines referred to below, the Fund does not intend to invest more than 25% of its assets in any one industry classification it uses for investment purposes, although such concentration could, under unusual economic and market conditions, amount to more than 25%.

Compliance with the investment restrictions will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. If we determine that our investment objective can best be achieved by a change in a non-fundamental investment policy, strategy or restriction, we may make such change without shareholder approval by disclosing it in the Prospectus or Statement of Additional Information.

As a condition of the Fund's registration in certain states, it has agreed not to invest more than 10% of its assets in restricted securities or more than 5% of its assets in illiquid securities and not to invest in oil, gas or mineral development programs or in puts or calls (other than in connection with the writing of covered call options as described in the Prospectus) or like options.

As stated in the Prospectus, the Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio. The writing of such options would represent an attempt to increase the Fund's income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A call option is "covered" if the Fund owns the optioned securities or has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange or securities currently held in the Fund's portfolio. During the period of the option, the Fund foregoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the options (to the extent that the increase exceeds the Fund's net premium). The Fund may also enter into "closing transactions" in order to terminate its obligation to deliver the underlying security. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. Such a transaction may result in a short-term gain or loss. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its gross assets at the time an option is written.

INSURANCE INVESTMENT GUIDELINES. The guarantee provided by Financial Security requires the Fund, with respect to a portion (which may under certain circumstances constitute all) of its assets not invested in U.S. Government Securities (as defined in the Prospectus), obligations fully collateralized thereby or custodial receipts with respect thereto issued in a program other than the Treasury Department's STRIPS Program, cash or cash equivalents, to adhere to certain investment limitations that are in some respects more restrictive than those to which the Fund is otherwise committed. These limitations will tend to lower still further the overall level of risk to which the affected portion of the Fund's portfolio is subject by further restricting the extent to which such portion may be invested in (1) the securities of a single issuer (3% of such portion but not in excess of 5% of the issuer's securities); (2) the securities of issuers in a single industry (generally, 7% of such portion but more with respect to 3 specified industries); (3) foreign securities that are not U.S. dollar denominated (none of such portion) and those that are not U.S. dollar denominated (10% of such portion); (4) securities of issuers which do not satisfy specified rating criteria (Baa3 or BBB - for senior debt); (5) equity securities of issuers not satisfying certain requirements as to dividend history (cash dividends in each of the last 3 years), stock market capitalization with respect to such issue ($500 million), shareholder base (at least 2,000 record stockholders) and exchange listing (New York or American Stock Exchanges, NASDAQ National Market System or other agreed-upon exchanges); and (6) a single security (25% of prior 20 business days' trading volume).

As discussed in the Prospectus, the Fund may be required to invest a portion of its assets in U.S. Government Securities, obligations fully collateralized thereby or custodial receipts with respect thereto issued in a program other than the Treasury Department's SCRIPS Program. In addition, the Fund will agree not to buy or sell any futures contract or buy any security the issuer of which is or has been within the past 5 years in default on any debt security.

In general, the investment guidelines require the Fund at all times to have sufficient eligible assets, after applying various agreed upon discount factors, to cover the cost of a potential purchase of eligible zero-coupon bonds maturing on or before the Guarantee Date (as defined on page 7) that would at maturity, together with any such bonds already held by the Fund, equal or exceed the Guaranteed Amount (as defined on page 7) times the number of Guaranteed Shares (as defined on page 7) outstanding at the time. Assets qualifying as "eligible" for the purpose of this test must satisfy various investment limitations that are in some respects more restrictive than those to which the Fund is otherwise committed. The Fund expects that at this time these guidelines would permit it to invest almost entirely in eligible equity assets, although the Fund may nevertheless choose to invest a portion of its assets in U.S. Government or related securities. Moreover, various things could happen, such as a decline in the value of eligible assets or a decline in long-term interest rates, that could result in the Fund's investing a part of, in extremely unlikely circumstances, possibly all of its assets in U.S. Government or related securities. For example, if the eligible assets declined by 20% from their initial level, and assuming no change in long-term interest rates from their present level of 8.6% per annum, the Fund might satisfy these guidelines by investing up to 17% of its total portfolio in zero-coupon bonds. Also, for example, if long-term interest rates decline to 7.1% per annum, and assuming no change in the market value of the eligible assets, the Fund could satisfy the guidelines by investing up to 15% of its total portfolio in zero-coupon bonds. In the future, the Fund also might increase its investments in U.S. Government and related securities, even though interest rates do not decline, should the market value of the Fund's eligible assets not increase an offsetting amount.

The insurance investment guidelines are intended to provide comfort to Financial Security in connection with its guarantee to the Fund. Although the Fund will respect these guidelines to the extent required under the terms of the guarantee, the limitations are not fundamental policies and their modification is not subject to shareholder approval.

For the year ended May 31, 1999, the portfolio turnover rate was 59.17% versus 43.10% for the prior year.

                                       2.
                              TRUSTEES AND OFFICERS


The Board of Trustees of the Fund is responsible for the management of the business and affairs of the Fund. The following trustee is a partner of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President

*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 61.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development management on a consultancy basis. Formerly, Managing Director of The Directorship Group, Inc., a consultancy in executive search, board management and corporate governance (1997 - 1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994

- 1997). Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career includes 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of J.B. Williams Company, Inc., Fountainhead Water Company, CARESIDE, Inc. and Lincoln Snacks Company. Age 66.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Currently serves as Director of Polyvision Corporation. Age 71.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently, serves as Director of Ace, Ltd. (NYSE). Age 61.


The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third column sets forth information with respect to the equity-based benefits accrued for outside trustees by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                          For the Fiscal Year Ended May 31, 1999


         (1)                        (2)                       (3)                       (4)

                                                                                        For Year Ended
                                                              Equity-Based              December 31, 1998
                                                              Benefits Accrued          Total Compensation
                                                              by the Fund and           Accrued by the
                                    Aggregate                 Twelve Other Lord         Fund and Twelve
                                    Compensation              Abbett-sponsored          Other Lord Abbett-
                                    Accrued by  the Fund(1)   Funds(2)                  sponsored Funds(3)
                                    ----------  -----------   --------                  ------------------
Name of Trustee
---------------
E. Thayer Bigelow                   $177                      $17,068                   $57,400

William H. T. Bush*                 $85                       None                      $27,500

Robert B. Calhoun**                 $103                      None                      $33,500

Stewart S. Dixon                    $174                      $32,190                   $56,500

John C. Jansing                     $171                      $45,085(4)                $55,500

C. Alan MacDonald                   $170                      $30,703                   $55,000

Hansel B. Millican, Jr.             $171                      $37,747                   $55,500

Thomas J. Neff                      $174                      $19,853                   $56,500


          *    ELECTED AUGUST 13, 1998.
          **   ELECTED JUNE 17, 1998.

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored Funds for the twelve months ended May 31, 1999 with respect to the equity based plans established for independent directors/trustees in 1996. This plan supercedes a previously approved retirement plan for all future trustees. Current trustees had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of May 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,245; Mr. Calhoun, $200; Mr. Dixon, $2,507; Mr. Jansing, $6,529; Mr. MacDonald, $5,420; Mr. Millican, $6,602 and Mr. Neff, $6,564.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. None have received compensation from the fund. Messrs. Carper, Hilstad, Morris and Walsh are partners of Lord Abbett; the others are employees.

Executive Vice President:
Robert G. Morris, age 54.

Vice Presidents:

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 46

Lawrence A. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

A. Edward Oberhaus III, age 38

Keith O'Connor, age 43

John J. Walsh, age 62

Treasurer:
Donna McManus, age 37 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).


At September 1, 1999, the officers and trustees of the Fund, as a group, owned less than 1% of the 1990 Series outstanding shares. As of September 1, 1999, the record holders of 5% or more of the Fund's outstanding shares are as follows:

EDWARD JONES & CO. - 13.71%
201 Progress Pkwy
Marayland Hts, MO  63043-3009

                                       3.
                        FINANCIAL SECURITY ASSURANCE INC.


Financial Security Assurance Inc. ("Financial Security"), a New York stock insurance company, has agreed to guarantee unconditionally and irrevocably to the Fund pursuant to an Insurance Policy (the "Policy") that the net asset value of each initially purchased Guaranteed Share (as defined below) will not be less than $10 (the "Guaranteed Amount") on May 31, 2000 (the "Guarantee Date"), provided all dividends and distributions attributable to that share are reinvested. The Fund intends to pay all dividends and distributions in shares and employ reverse stock splits which will maintain the original number of shares purchased, assuming no shares are redeemed.

The Fund intends to pay all dividends and distributions in the form of additional shares. Such dividends and distributions will be taxable to shareholders, and taxes paid with respect thereto will not be taken into account in determining the Guaranteed Amount. The Trustees presently intend, through reverse stock splits, to combine the additional shares with the originally purchased shares as to which such dividends and distributions are paid. If the Trustees take this action with respect to each dividend and distribution prior to the Guarantee Date, a "Guaranteed Share" shall mean a single outstanding share. If the Trustees do not authorize such reverse stock splits, a "Guaranteed Share" shall mean, on a given date, that number of shares that a shareholder would hold on that date if he had bought a single share in this offering and then held it and all shares issued as dividends and distributions attributable thereto through the given date. This single share and all shares issued as dividends and distributions attributable thereto will be treated as a single unit to which the $10 Guaranteed Amount will apply as described above. Reverse stock splits will have no economic significance. If effected by the Trustees, they simply will enable shareholders to determine more easily whether the value of their investment is above or below the Guaranteed Amount.

Financial Security will agree to pay the Custodian, for the account of the Fund, on the fifth business day following the Guarantee Date, the amount, if any, needed to enable each shareholder who elects to redeem shares on the Guarantee Date to receive $10 for each Guaranteed Share by the date of such redemption payment. The Custodian will be instructed to hold any such insurance payment with the Fund's other assets. Financial Security's guarantee is intended to assure each owner of shares purchased in this offering that he or she will be able to recover by the Guarantee Date, at a minimum, $10 for each Guaranteed Share. The guarantee will benefit the owner of Fund shares on the Guarantee Date, who need not be the original purchaser and who, for example, may own such shares by gift or inheritance. All shares of the Fund outstanding after the Guarantee Date will be subject to the market risks inherent in equity funds, and shareholders redeeming before that date will lose the benefit of the guarantee for those shares redeemed.

The Fund has entered into agreements (the "Insurance Agreements") with Financial Security, pursuant to which, among other things, Financial Security agreed to issue the Policy containing the guarantee and the Fund agreed to pay an insurance premium in respect thereof. The annual insurance premium equals .50 of 1% of the total amount guaranteed ($.05 a year for each outstanding Guaranteed Share). The total amount guaranteed will be determined by multiplying the outstanding Guaranteed Shares at the time of the premium calculation by $10. Financial Security required that the Fund retain the services of a compliance agent to monitor the Fund's compliance with the insurance investment guidelines. The Fund pays the compliance agent a fee equal to the annual rate of .05 of 1% of the Fund's average daily net assets. Payment of this premium and fee increases the Fund's expense ratio. The Financial Security Guarantee is unconditional and irrevocable: likewise, the Fund is obligated to pay the premium and fee through the Guarantee Date notwithstanding the performance of the Fund or the financial condition of Financial Security. Where there will be no return of this expense to a shareholder who redeems shares, the amount of the expense charged to the Fund will be reduced by such a redemption because the total amount guaranteed will be reduced. Pursuant to insurance investment guidelines to be set forth in the Insurance Agreements, the Fund will be required (1) to invest a portion (which may under certain circumstances constitute all) of its assets according to certain investment limitations (which provide for more conservative investment in the types of securities described in this Prospectus and the Statement of Additional Information), and (2) under certain circumstances, to invest a portion of its assets in U.S. Government Securities or related obligations, as defined under "How the Fund Invests." All assets of the Fund will be held by the Fund's custodian (the "Custodian"), which will be Morgan Guaranty Trust Company of New York.

Payment obligations under the Policy will be solely obligations of Financial Security. Neither the Fund, Lord Abbett, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the guarantee contained in the Policy other than an obligation by the Fund to obtain such guarantee. The Policy will not be covered by the property/casualty insurance security fund specified in Article 76 of the New York insurance law.

RATINGS. Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Fitch IBCA, Ins. and Japan Rating and Investment Information, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CAPITALIZATION. The following table sets forth the capitalization of Financial Security and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of June 30, 1999 (in thousands):

                                                                   June 30, 1999
                                                                   -------------
                                                                     (Unaudited)


Deferred Premium Revenue (net of prepaid reinsurance premiums)       $  520,986
                                                                        -------
Surplus Notes                                                           120,000
                                                                        -------
Minority Interest                                                        21,429
                                                                         ------

Shareholder's Equity:
   Common Stock                                                          15,000
   Additional Paid-In Capital                                           706,117
   Accumulated Other Comprehensive Loss (net of deferred income          (1,937)
                                                taxes)
   Accumulated Earnings                                                  418,772
                                                                         -------
Total Shareholder's Equity                                             1,137,952
                                                                       ---------

Total Deferred Premium Revenue, Surplus Notes, Minority
       Interest and Shareholder's Equity                              $1,800,367
                                                                      ----------


For further information concerning Financial Security, see the Consolidated Financial Statements of Financial Security and Subsidiaries, and the notes thereto. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at the EDGAR web site maintained by the Securities and Exchange Commission and at the web site http://www.FSA.com. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by Financial Security are available upon request to the State of New York Insurance Department.

INSURANCE REGULATION. Financial Security is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, Financial Security and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, Financial Security is subject to Article 69 of the New York Insurance law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such issuer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by each such issuer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as Financial Security, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

REINSURANCE. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction -by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under an financial guaranty insurance policy.


THE GUARANTEE. Pursuant to agreements between the Fund and Financial Security,
(i) Financial Security will issue
an insurance policy (the "Policy") containing the guarantee described in the Prospectus, which Policy shall be held by the Custodian and (ii) the Fund will agree to pay to Financial Security a premium (as described in the Prospectus) in respect of the Policy. The Guarantee Date is May 31, 2000. In the event that the net asset value per Guaranteed Share outstanding on the Guarantee Date is at least equal to $10, less any amounts previously paid by the Fund as cash dividends or distributions per Guaranteed Share to all shareholders (the "Guaranteed Amount"), the Policy will expire in accordance with its terms. (The Fund believes any such cash dividends or distributions are highly unlikely.) In the event that the net asset value per Guaranteed Share outstanding on the Guarantee Date is less than the Guaranteed Amount, the Fund will demand payment under the Policy and the terms of the Policy will obligate Financial Security unconditionally and irrevocably to pay to the Custodian for the account of the Fund an amount equal to the difference between the net asset value and the Guaranteed Amount for all Guaranteed Shares outstanding on the Guarantee Date. (The net asset value on the Guarantee Date for this purpose will be certified by the Fund's independent certified public accountants no later than 90 days following the Guarantee Date.) The Custodian will deposit any payment received from Financial Security in the Fund's account pursuant to the Custody Agreement. The amount of any payment by Financial Security, plus the net asset value already held by the Fund, are to provide a net asset value of at least $10.00 per Guaranteed Share by the Guarantee Date, less any amounts previously paid by the Fund as cash dividends or distributions per Guaranteed Share to all shareholders. On the Guarantee Date, the shareholder will have two options: (i) keep his or her shares or (ii) surrender his or her shares to the Fund for at least the Guaranteed Amount. Investors should keep in mind that dividends and distributions will be taxable to shareholders and that taxed paid with respect thereto will not be taken into account in determining the amount, if any, of Financial Security's guarantee payment.

The obligations, if any, of Financial Security under the Policy shall be discharged when all required payments are made in full to the Custodian for the account of the Fund. Payment obligations under the Policy will be solely obligations of Financial Security. Neither the Fund, Lord Abbett or any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the guarantee contained in the Policy other than an obligation by the Fund to obtain such guarantee.

Pursuant to the Policy, Financial Security will waive, to the fullest extent permitted by law, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defenses of fraud), whether acquired by assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under the Policy in accordance with the express provisions of the Policy.

Claims under the Policy and claims under each other insurance policy issued by Financial Security will constitute pari passu claims against the general assets of Financial Security. Any modification or alteration of the terms of the Policy by any other agreement or instrument will require the Fund's consent. The Policy will be governed by the laws of the State of New York.

The Policy will not be covered by the property/casualty insurance security fund specified in Article 76 of the New York insurance law.

The foregoing is only a summary, and not a complete statement, of the principal terms of the Policy, including Financial Security's guarantee contained herein. Reference is made to the Policy, a specimen copy of which is filled as an exhibit to the Registration Statement to which the Prospectus and Statement of Additional Information relate. This summary is subject thereto and qualified in its entirety by such reference.

COMPLIANCE AGREEMENT AND DAILY MONITORING. Pursuant to a Compliance Agreement (the "Compliance Agreement") among the Fund, Financial Security and Prudential Mutual Fund Management Inc. (the "Compliance Agent"), the Compliance Agent reviews the Fund's assets daily for compliance with the above-mentioned insurance investment guidelines. The Compliance Agent notifies the Fund daily of the results of this review and provides a weekly report to Financial Security, with daily notice to Financial Security if the Fund is found not to be in compliance. Financial Security reserves the right to require more frequent submission of compliance reports if necessary in its opinion. The Compliance Agent's compliance review function is subject to quarterly audit with a report to the Fund, the Compliance Agent and Financial Security. The Compliance Agent receives from the Fund a fee equal to the annual rate of .05 of 1% of the Fund's average daily net assets for its daily compliance review services under the Compliance Agreement. The Compliance Agent is affiliated with Prudential-Bache Securities Inc. which will participate as a dealer in the offering of the Fund's shares.

FINANCIAL SECURITY ASSURANCE INC. Financial Security is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities--thereby enhancing the credit rating of those securities--in consideration for the payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group, Inc., MediaOne Capital Corporation, The Tokio Marine and Fire Insurance Co., Ltd. and XL Capital Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

The principal executive offices of Financial Security are located at 350 Park Avenue, New York, New York 10022, and its telephone number at that location is
(212) 826-0100.

                                       4.
                     INVESTMENT ADVISORY AND OTHER SERVICES


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager.

Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .65 of 1%. Pursuant to a separate agreement entered into between Lord Abbett and Financial Security, Lord Abbett has agreed, subject to certain terms and conditions, to waive a portion of its fee under the Management Agreement during those periods, if any, in which the Fund is not in compliance with Financial Security's insurance investment guidelines. The Fund is not a party to this separate agreement, which may be amended at any time without the Fund's consent. For the fiscal years ended May 31, 1999, 1998 and 1997 the management fees paid by the Fund to Lord Abbett under the Management Agreement were $ 405,523, $426,436, and $ 374,988, respectively.

The Fund pays all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 Plan expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, custody fees, fees for reviewing compliance with Financial Security's insurance investment guidelines expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock shareholder reports, expenses of registering the Fund under federal and state securities laws, insurance premiums, including the annual fee paid to Financial Security for its guarantee, and brokerage and other expenses relating to the execution of portfolio transactions.

Deloitte & Touche LLP, Two World Trade Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by its Trustees to continue in such capacity. They will perform audit services for the Fund including the examination of financial statements included in the Fund's annual report to shareholders.

Bank of New York, 60 Wall Street, New York, New York
10286 is the Fund's custodian.

United Missouri Bank of Kansas City, N.A., Tenth and Grand Kansas, City, Missouri 64141, acts as the Transfer Agent and Dividend Disbursing Agent for the fund.

                                       5.
                             PORTFOLIO TRANSACTIONS

The Fund's policy is to have sales of portfolio securities executed at the most favorable prices (considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns), consistent with obtaining the best execution, except to the extent that it may pay a higher commission as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if such a transaction is considered advantageous to the Fund, make a sale to another Lord Abbett- managed fund without the intervention of any broker-dealer.

The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, such selection is made by a Fund trader who is both an officer of the Fund and employee of Lord Abbett. He does the trading as well for other accounts -- investment companies (of which he is also an officer) and other investment clients -- managed by Lord Abbett and is responsible for the negotiation of prices and commissions.

A broker-dealer may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if the Fund's trader determines that such commission is reasonable in relation to the value of the brokerage and research services performed by the executing broker-dealer viewed in terms of either the particular transaction or the broker-dealer's overall responsibilities with respect to the Fund and other accounts managed by Lord Abbett. Brokerage services may include such factors as showing the Fund trading opportunities, including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness, reliability, and quotation and pricing services. Research may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research may not be used by Lord Abbett in servicing all their accounts, and not all of such research will necessarily be used by Lord Abbett in connection with their services to the Fund; conversely, research furnished in connection with brokerage or other accounts managed by Lord Abbett may be used in connection with their services to the Fund, and not all such research will necessarily be used by Lord Abbett in connections with their services to other accounts. The Fund has been advised by Lord Abbett that, although such research is often useful, no dollar value can be ascribed to it nor can it be accurately ascribed or allocated to any account, and it is not a substitute for services provided by them to the Fund; nor does it materially reduce or otherwise affect the expenses incurred by Lord Abbett in the performance of such services. The Fund makes no commitments regarding the allocation of brokerage business to or among broker-dealers.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day.

If the Fund tenders portfolio securities pursuant to a cash tender offer, it will seek to recapture any fees or commissions involved in designating Lord Abbett as the Fund's agent so that the fees may be passed back to the Fund. As other legally permissable opportunities come to our attention for the direct or indirect recapture by the Fund of brokerage commissions or similar fees paid on portfolio transactions, the Fund's trustees will determine whether the Fund should or should not seek such recapture.

The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended May 31, 1999, 1998 and 1997, the Fund paid $107,443, $62,907, and $79,576 respectively, in brokerage commissions.

                                       6.
                                 REDEMPTIONS AND
                              SHAREHOLDER SERVICES


The Fund values its portfolio securities at market value, on the basis of market quotations where readily available or, where such quotations are not readily available, at fair market value as determined in good faith in a manner prescribed by the Board of Trustees. Securities traded on the NYSE or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, where there has been no sale on that day, at the mean between the last reported bid and asked prices. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices.

The Fund calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. In addition to Saturdays and Sundays, NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The offering price of the Fund's shares on May 31, 1990 was computed as follows:

Net  asset value per share (net assets divided by shares
     outstanding)......................................................$9.45

Maximum offering price per share (net asset value
      divided by .9450)...............................................$10.00

A redemption (other than an immediate redemption of shares issued in payment of a dividend or distribution) is a taxable transaction on which gain or loss may be recognized.

As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the 1940 Act. In adopting the Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit its shareholders. During the fiscal years ended May 31, 1999, 1998 and 1997, the Fund accrued or paid through Lord Abbett to authorized institutions $156,317, $162,658 and $144,226, respectively. Lord Abbett used all amounts received under the Plan to pay dealers for providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, and exchanges.

The Prospectus briefly describes the exchange privilege. Prior to May 31, 2000,
(i) exchanges of shares of the Lord Abbett managed funds (including shares acquired in exchange for shares of the Fund) into the Fund are not permitted; and (ii) shares exchanged out of the Fund will lose the benefit of the guaranteed return of the shareholder's original $10, as described in the Prospectus.

Exercise of the exchange privilege will be treated as a redemption for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends and customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Lord Abbett offers retirement plan forms and custodial agreements for IRAs (Simple IRAs, SEP-IRAs, Traditional, Rollover, Roth and Education IRAs), 403(b) plans, and Defined Contribution Plans. The forms name Investors Fiduciary Trust as custodian and contain specific information about the plans.

The Internal Revenue Service gives you the right to revoke an IRA within seven days by notifying the custodian by phone and confirming in writing, in which case your money is returned.

Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties for these plans are available from Lord Abbett. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       7.
                                      TAXES


The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for federal income tax purposes. (An immediate redemption of shares issued in payment of a dividend or distribution will not give rise to a gain or loss, although the dividend or distribution will itself be taxable.) Any loss realized on the disposition of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

A shareholder's holding period for each share held after a reverse stock split will be a split holding period, reflecting reinvestment of the dividend or distribution paid immediately preceding the reverse stock split. Accordingly, if a dividend or distribution of $1.00 is paid in shares in connection with a reverse stock split and the net asset value per share after the dividend or distribution and the reverse stock split is $15.00 per share, 1/15 of the share will have a holding period dating from the dividend or distribution payment date and the rest of the share will have a holding period (or periods) dating from the date of purchase (and any prior dividend or distribution payment dates).

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States Federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gain and loss derived by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

Although the issue is not free from doubt, dividends paid by the Fund should qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations. Corporate shareholders should consult their tax advisers regarding the availability of the deduction in light of the guarantee.

Any amount paid to the Fund by Financial Security to honor its guarantee would presumably be income to the Fund to be distributed as a taxable dividend to shareholders who did not tender their shares for redemption to the extent that the amount paid by Financial Security increased the taxable income (including capital gain) of the Fund.

It is possible that the Fund might fail at some time to meet the requirements for "regulated investment company" treatment under subchapter M of the Code as a result of it s investment activities or otherwise, although management of the Fund believes that this is highly unlikely to occur. If , nonetheless, the Fund were found to have failed to meet such requirements for a taxable year, it would in most circumstances become taxable at regular corporate rates on its income for such year, regardless of whether that income was distributed to shareholders (whereas a regulated investment company is not taxable on income distributed to shareholders within applicable time periods). If the Fund had either paid or appropriately accrued on or prior to the Guarantee Date a liability in respect of the tax payable for such failure, the Financial Security guarantee would apply to cover the liability to the extent the liability caused net asset value per Guarantee Share to be below the Guaranteed Amount at the Guarantee Date. Otherwise, the liability would be borne by the Fund at the time the liability was accrued in computing net asset value.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his or her tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                       FURTHER INFORMATION ABOUT THE FUND


Lord Abbett Equity Fund was established on January 19, 1990 as a Massachusetts business trust pursuant to a Declaration of Trust, under the name "Lord Abbett Guaranteed Equity Fund." That name was changed to the present name on April 6, 1990. A copy of the Declaration of Fund is on file with the Secretary of the Commonwealth of Massachusetts. As a trust, the Fund does not hold regular annual meetings of shareholders, although special meetings may be called for a specific series or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. The Fund will promptly call a meeting of shareholders to vote on whether to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the Fund's outstanding stock, and the Trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Fund stock, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Fund's mailing their request.

Under the Declaration of Trust, the Trustees may provide for additional series from time to time. Such an additional series would constitute a separate class of shares which has rights separate from the other classes of shares. Within each class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.

                                       9.
                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended May 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Equity Fund are incorporated by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.